UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 26, 2007

ULTRALIFE BATTERIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-20852	16-1387013

(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513

(Address of principal executive offices)	(Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Ultralife Batteries, Inc. (the “Company”) announced that, taking into consideration its estimate of incremental revenue from a recently-announced order and the contribution from Stationary Power Services and Innovative Solutions Consulting – two businesses which the Company recently acquired, in addition to the Company’s quarterly revenue run rate on existing business and outlook for future demand, the Company estimates revenue in 2008 will reach at least $230 million.
The Company’s press release is attached as Exhibit 99.1 to this Form 8-K. The information set forth in this Form 8-K and the attached exhibit is being furnished to and not filed with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.	Financial Statements, Pro Forma Financials and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	99.1	Press Release dated December 26, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE BATTERIES, INC.
Dated: December 27, 2007	By:	Robert W. Fishback
Vice President of Finance & CFO

INDEX TO EXHIBITS

(99)	Additional Exhibits

	99.1	Press Release dated December 26, 2007.

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